united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive , Suite 450,Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2669

Date of fiscal year end: 09/30

Date of reporting period: 03/31/20

Item 1. Reports to Stockholders.

Princeton Premium Fund
Class A Shares: PPFAX
Class I Shares: PPFIX

Semi-Annual Report
March 31, 2020

www.PrincetonPremiumFund.com
1-888-868-9501

Distributed by Northern Lights Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.princetonpremiumfund.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

05/31/2020

Dear Investor,

Each year at this time, Princeton Premium Fund (the “Fund”) provides this letter to investors. The purpose of this letter is to provide a review of the prior six months ended March 31, 2020, provide an update on the Fund’s operations and comment on the Fund’s Manager’s (“Manager”) outlook. The Fund is an open-end mutual fund with approximately $38 million in assets under management as of March 31, 2020. The Fund seeks capital appreciation and income by attempting to collect premium each week through the sale and purchase of put options on the S&P 500 (a spread trade) that typically have a seven trading day or less time frame to expiration. The Fund employs a rules-based system that is replicated weekly. Trades are typically placed over the course of any given week. The options-based strategy seeks to generate a weekly profit. Tactical portfolio management overlays are used to help mitigate volatility. By maintaining a seven trading day or less investment horizon and relying on over 65 years of history on market movement we believe it is possible to realize positive returns through option transactions while maintaining acceptable risk limits. Risk metrics are utilized when trades are placed initially and to close existing trades to minimize potential losses.

Figure 1

The Fund’s Investment Results

As of March 31, 2020		Q4 2019	Q1 2020	Six Months	One Year	Three Year	Since Inception*
PPFIX	Class I (NAV)*	1.36%	-9.12%	-7.88%	-3.95%	0.09%	0.75%
PPFAX	Class A (NAV)*	1.37%	-9.18%	-7.94%	-4.17%	-0.15%	0.52%
PPFAX	Class A (Max Load)*	-4.46%	-14.42%	-13.23%	-9.64%	-2.09%	-1.24%
S&P 500 Total Return Index		9.07%	-19.60%	-12.31%	-6.98%	5.10%	7.34%

*    Inception date for the I and A share classes is 11/16/2016.

Performance for periods longer than one year is annualized.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. For performance information current to the most recent month-end, please call toll-free (888) 868-9501.

The Fund’s total annual operating expenses are 3.47% and 3.22% for the Class A and I shares, respectively. The Fund’s investment advisor has contractually agreed to waive management fees and to make payments to limit Fund expenses until at least January 31, 2021. After this fee waiver, the expense ratios are 3.01% and 2.76% for the Class A and I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years. The maximum sales load for the Class A shares is 5.75%. A fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions.

www.PrincetonPremiumFund.com	1.888.868.9501

Investment Results & Commentary

During the six-month period ended 03/31/2020 (the “Investment Period”), the Fund’s Class I Shares declined by -7.88% and the Class A Shares depreciated by -7.94%. Since Inception, the Fund’s Class I shares have appreciated by +0.75% (annualized).

Q4 2019

The Fourth Quarter of 2019 started off on a somewhat sour note, with the S&P 500 declining -2.99% over the first two trading sessions of October. However, by mid-month the Index was in positive territory and the potential for and eventual manifestation of the third U.S. Federal Reserve interest rate cut of the year at the end of the month carried the Index to new highs and a +2.17% return for October. November provided the S&P 500 with positive performance as well, with rumors of a potential trade deal with China carrying the Index to a +3.63% return for the month. In stark contrast to December 2018, which saw the S&P 500 lose -9.03%, December 2019 was a more “normal” end of the year. The S&P 500 returned +3.02% in December 2019 as the long-awaited “Phase 1” trade deal with China was finally formally announced (signed in January 2020). Market volatility peaked very early in the Fourth Quarter of 2019. The CBOE Volatility Index (VIX) closed at 20.56 on 10/02/2019, which proved to be the high for the quarter. It did remain in the 17-20 range for the first few days of October, but then subsided by mid-month and did not get over 16 for the rest of the quarter. From 10/09/2019 through the end of the year, the S&P 500 did not lose -1% in a single trading session.

The Princeton Premium Fund returned +1.36% for the Fourth Quarter of 2019. With the volatility early in the quarter, the Fund returned +0.37% for October. November was a somewhat lighter trading month for the Fund, with the week of Thanksgiving providing somewhat thin trading opportunities. The Fund posted another +0.37% return in November. Early December saw another small pickup in volatility. However, this quickly subsided and the Fund posted a +0.61% return for December.

Q1 2020

The First Quarter of 2020 saw the record-long bull market for US equities come to an end in what proved to be the fastest bull market to bear market transition in history. The First Quarter of 2020 has truly proved to be an extraordinary time for economies and for societies across the globe. It now seems like a very long time ago, but US equity markets actually started 2020 positive through mid-February. From the beginning of the year through 02/19/2020 the S&P 500 (TR) was +5.08% in a continuation of the 2019 runup. From there, The S&P 500 went down over -12% during the last seven trading days of February to finish the month -8.23%. The S&P 500 was negative each of the last seven trading days of February. This is a very rare occurrence, as seven consecutive down days for the S&P 500 has occurred just 0.50% of the time since 1950. The selloff only intensified in March. For the first time since the new circuit breaker rules for the S&P 500 were implemented in 2013, the index hit the Level 1 circuit breaker of -7% on 03/09/2020, triggering a 15-minute trading halt. The Level 1 circuit breaker was triggered on several other days throughout the rest of the month. The top six largest point losses for the S&P 500 in history all occurred during February and March 2020. At the low point for the month of March the S&P 500 was down -24.16% and down -30.43% year-to-date. A +15% month-end rally brought some relief, but the S&P 500 still finished March down -12.35% to end the First Quarter of 2020 down -19.60%.

www.PrincetonPremiumFund.com	1.888.868.9501

The speed of the market selloff meant extreme levels of volatility. In the seven trading days from 02/20/2020 through the end of February the VIX Index went up a staggering 179% from 14.38 to 40.11. This 179% rise in VIX was the fourth largest percentage increase over seven trading days since the inception of the VIX Index in 1990. The VIX Index then went on to more than double from that level over the first eleven trading days of March, eventually reaching an intraday high of 85.47. While this was not the record intraday high for the VIX Index (that came on 10/24/2008), it was the second highest. Of the top five intraday highs for the VIX Index, four came in March 2020. The quarter also saw realized volatility levels over 100%.

The Princeton Premium Fund returned -9.12% for the First Quarter of 2020. From the start of the year through 02/19/2020 (the closing high for the S&P 500) the Fund was +1.29%. However, the sharp selloff in the market coupled with the staggering rise in the VIX Index caused the Fund to take “educated losses” at the end of February. The Fund’s investment strategy is to typically close trades down if the probability that they will expire profitable for the Fund drops from the 99.5% or greater probability that they are placed at to 85%. These are referred to as “educated losses” because the Fund accepts them to avoid potentially larger losses. The result of these losses was that the Fund had negative performance for the month of February.

Due to this extreme environment, the Fund did not write full positions in early and mid-March. As the VIX Index peaked and subsided at the end of March the realized level of volatility in the market remained very high. The high level of realized volatility in the market meant that the Fund was more conservative with new positions. In aggregate for March the Fund returned +1.13%, compared to -12.35% for the S&P 500.

Other Investment Notes:

The portion of the Fund invested in fixed income contributed positively to performance throughout the Investment Period. The Fund currently invests in a portfolio of 90-day Treasury Bills.

Outlook

As we look ahead, we are excited about the opportunity set for the Fund. If realized volatility for the market remains below or in-line with the implied volatility we believe this will be an attractive environment for the fund. If implied volatility remains elevated the Fund should be able to place trades that are further out-of-the-money while also potentially collecting more premium when compared to a lower volatility environment. We believe this type of environment is conducive to the Fund’s investment strategy.

Please do not hesitate to contact the Fund’s Management if you should have any questions, comments or concerns. They can be reached at (888) 868-9501 or at info@princetonfundadvisors.com.

Very Truly Yours,

Princeton Fund Advisors

www.PrincetonPremiumFund.com	1.888.868.9501

Investors should carefully consider the investment objective, risks, charges and expenses of the Princeton Premium Fund. This and other information is contained in the prospectus and should be read carefully before investing. For a prospectus please call the Princeton Premium Fund at 1-888-868-9501. The Fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC. Northern Lights Distributors, LLC and Princeton Fund Advisors, LLC are not affiliated.

IMPORTANT RISKS AND DISCLOSURES:

This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change. The views in this report were those of the Fund’s adviser as November 30, 2017 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

Mutual funds involve risk, including possible loss of principal.

There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. The value of the Fund’s investments in fixed income securities will fluctuate with changes in interest rates. Options involve risks possibly greater than the risks associated with investing directly in securities. There is no guarantee that the sub-adviser’s options strategy will be effective or that suitable transactions will be available.

The Fund uses options to increase the Fund’s combined long and short exposure which creates leverage, which can magnify the Fund’s potential for gain or loss. The Fund expects its premium collection options strategy to be market neutral and therefore the Fund does not expect to participate fully in positive markets which may not generate positive returns as intended. Liquidity risk may prevent the Fund from selling illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. Dramatic or abrupt volatility within the market would negatively impact the Fund’s premium collection options strategy. The Fund’s return may not match the return of the S&P 500 Index because it is not investing the equity securities that comprise such index. The Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities.

Definitions:

A Call or Put Option is an agreement that gives an investor the right, but not the obligation, to buy or sell (respectively) a stock, bond, commodity or other instrument at a specified price within a specific time period.

The Strike Price of an option refers to the price at which a call or put option can be exercised (put into effect).

The Expiration Date of an option refers to the last day that the option is valid.

The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Total Return version of the index is shown.

The Cboe Volatility Index (VIX Index) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

5745-NLD-5/22/2020

www.PrincetonPremiumFund.com	1.888.868.9501

Princeton Premium Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2020

The Fund’s performance figures* for the period ended March 31, 2020, as compared to its benchmark:

			Annualized	Annualized Inception** -
	Six Months	One Year	Three Year	March 31, 2020
Princeton Premium Fund Class A	(7.94)%	(4.17)%	(0.15)%	0.52%
Princeton Premium Fund Class A with load	(13.23)%	(9.64)%	(2.09)%	(1.24)%
Princeton Premium Fund Class I	(7.88)%	(3.95)%	(3.95)%	0.75%
S&P 500 Total Return Index	(12.31)%	(6.98)%	5.10%	7.34%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s return would have been lower had the advisor not waived fees or reimbursed expenses. The Fund’s total annual operating expenses before any fee waiver are 3.47% for Class A shares and 3.22% for Class I shares per the January 28, 2020 prospectus. After fee waivers, the Fund’s total annual operating expenses are 3.01% for Class A and 2.76% for Class I shares. For performance information current to the most recent month-end, please call toll-free 1-888-868-9501.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors may not invest in the index directly.

**	Inception date for the fund is November 16, 2016.

Holdings by Asset Class as of March 31, 2020	% of Net Assets
U.S. Government Obligations	71.2%
Money Market Fund	28.4%
Purchased Put Options	0.4%
Other assets less liabilities ***	0.0%
100.0%

Please refer to the Portfolio of Investments in this Semi-Annual Report for a detailed listing of the Fund’s holdings.

Princeton Premium Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
March 31, 2020

	Number of
	Contracts	Notional Amount	Exercise Price	Expiration Date	Fair Value +
PURCHASED OPTIONS - 0.4%
PURCHASED PUT OPTIONS - 0.4%
S&P 500 Index	745	135,962,500	1,825	4/1/2020	$1,862
S&P 500 Index	50	8,500,000	1,700	4/3/2020	500
S&P 500 Index	370	64,750,000	1,750	4/3/2020	6,475
S&P 500 Index	150	24,750,000	1,650	4/6/2020	9,375
S&P 500 Index	420	76,650,000	1,825	4/6/2020	60,900
S&P 500 Index	420	79,800,000	1,900	4/6/2020	86,100
TOTAL PURCHASED PUT OPTIONS (Cost $228,604)					165,212

Shares				Value
	SHORT-TERM INVESTMENTS - 99.6%
	MONEY MARKET FUND - 28.4%
10,854,079	Fidelity Government Money Market - Institutional Class, 1.52% * (Cost $10,854,079) ^			10,854,079

Principal ($)		Coupon Rate (%)	Maturity	Fair Value
	U.S. GOVERNMENT OBLIGATIONS - 71.2% ** ^
2,500,000	United States Treasury Bill	0.000	4/2/2020	2,500,001
2,500,000	United States Treasury Bill	0.000	4/9/2020	2,499,956
5,400,000	United States Treasury Bill	0.000	4/23/2020	5,399,929
2,600,000	United States Treasury Bill	0.000	4/30/2020	2,599,905
4,000,000	United States Treasury Bill	0.000	5/7/2020	3,999,785
6,000,000	United States Treasury Bill	0.000	5/14/2020	5,999,516
4,300,000	United States Treasury Bill	0.000	5/21/2020	4,299,672
	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $27,265,231)			27,298,764

	TOTAL INVESTMENTS - 100.0% (Cost $38,347,914)			$38,318,055
	OPTIONS WRITTEN - (0.7)% (Premiums Received - $380,457)			(255,338)
	OTHER ASSETS LESS LIABILITIES - 0.7%			281,437
	NET ASSETS - 100.0%			$38,344,154

WRITTEN OPTIONS - (0.7)%
WRITTEN PUT OPTIONS - (0.7)%
S&P 500 Index	745	143,412,500	1,925	4/1/2020	$1,863
S&P 500 Index	50	9,000,000	1,800	4/3/2020	1,250
S&P 500 Index	370	68,450,000	1,850	4/3/2020	11,100
S&P 500 Index	150	26,250,000	1,750	4/6/2020	15,375
S&P 500 Index	420	80,850,000	1,925	4/6/2020	95,550
S&P 500 Index	420	84,000,000	2,000	4/6/2020	130,200
TOTAL WRITTEN PUT OPTIONS (Premiums Received $380,457)					255,338

+	The amount represents fair value derivative instruments subject to equity risk exposure as of March 31, 2020.

*	Money market fund; interest rate reflects seven-day effective yield on March 31, 2020.

**	Zero Coupon Bond.

^	All or a portion of these investments are segregated as collateral for option contracts. The amount of pledged securities collateral amounteed to $34,298,571.

See accompanying notes to financial statements.

Princeton Premium Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2020

ASSETS
Investment securities:
At cost	$38,347,914
At fair value	$38,318,055
Due from broker	359,248
Receivable for securities sold	205,228
Receivable for fund shares sold	2,800
Interest receivable	5,076
Prepaid expenses and other assets	14,779
TOTAL ASSETS	38,905,186

LIABILITIES
Options written, at fair value (premiums received $380,457)	255,338
Payable for securities purchased	133,093
Investment advisory fees payable	50,491
Distribution (12b-1) fees payable	929
Payable for Fund shares repurchased	39,213
Payable to related parties	41,920
Accrued expenses and other liabilities	40,048
TOTAL LIABILITIES	561,032
NET ASSETS	$38,344,154

Net Assets Consist Of:
Paid in capital	$42,003,884
Accumulated deficit	(3,659,730)
NET ASSETS	$38,344,154

Net Asset Value Per Share:
Class A Shares:
Net Assets	$4,245,798
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	433,838
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.79
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (a)	$10.39

Class I Shares:
Net Assets	$34,098,356
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,453,835
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.87

(a)	On investments of $25,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

Princeton Premium Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended March 31, 2020

INVESTMENT INCOME
Interest	$347,595
TOTAL INVESTMENT INCOME	347,595

EXPENSES
Investment advisory fees	391,552
Distribution (12b-1) fees:
Class A	8,327
Broker fees	89,300
Registration fees	20,999
Administrative services fees	19,909
Accounting services fees	19,328
Third Party Administrative Servicing Fees	15,250
Printing and postage expenses	12,940
Legal fees	12,490
Audit and tax fees	10,572
Transfer agent fees	7,585
Trustees fees and expenses	7,416
Compliance officer fees	6,003
Custodian fees	4,346
Insurance expense	551
Other expenses	1,723
TOTAL EXPENSES	628,291

Less: Fees waived by the advisor	(94,903)

NET EXPENSES	533,388

NET INVESTMENT LOSS	(185,793)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from :
Investments	(1,556,145)
Options Written	(1,596,163)
(3,152,308)
Net change in unrealized appreciation (depreciation) on:
Investments	134,927
Options Written	(156,646)
(21,719)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(3,174,027)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,359,820)

See accompanying notes to financial statements.

Princeton Premium Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2020	Year Ended
	(Unaudited)	September 30, 2019
FROM OPERATIONS
Net investment loss	$(185,793)	$(361,305)
Net realized loss from investments and options written	(3,152,308)	(79,911)
Net change in unrealized appreciation (depreciation) of investments and options written	(21,719)	68,817
Net decrease in net assets resulting from operations	(3,359,820)	(372,399)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class A	(19,624)	(131,294)
Class I	(90,388)	(485,024)
Net decrease in net assets from distributions to shareholders	(110,012)	(616,318)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	391,289	16,629,376
Class I	6,221,549	7,117,847
Net asset value of shares issued in reinvestment of distributions:
Class A	19,422	129,195
Class I	79,932	422,260
Payments for shares redeemed:
Class A	(3,971,139)	(23,515,751)
Class I	(8,877,304)	(26,570,523)
Net decrease in net assets from shares of beneficial interest	(6,136,251)	(25,787,596)

TOTAL DECREASE IN NET ASSETS	(9,606,083)	(26,776,313)

NET ASSETS
Beginning of Period	47,950,237	74,726,550
End of Period	$38,344,154	$47,950,237

SHARE ACTIVITY
Class A:
Shares Sold	39,001	1,581,413
Shares Reinvested	1,810	13,292
Shares Redeemed	(378,936)	(2,346,616)
Net decrease in shares of beneficial interest outstanding	(338,125)	(751,911)

Class I:
Shares Sold	589,085	693,475
Shares Reinvested	7,394	43,220
Shares Redeemed	(842,044)	(2,585,986)
Net decrease in shares of beneficial interest outstanding	(245,565)	(1,849,291)

See accompanying notes to financial statements.

Princeton Premium Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended
	March 31, 2020		Year Ended		Year Ended		Period Ended
Class A	(Unaudited)		September 30, 2019		September 30, 2018		September 30, 2017 (1)
Net asset value, beginning of period	$10.66		$10.53		$10.77		$10.00
Activity from investment operations:
Net investment loss (2)	(0.05)		(0.09)		(0.16)		(0.17)
Net realized and unrealized gain (loss) on investments and options written	(0.79)		0.31		0.21		0.94
Total from investment operations	(0.84)		0.22		0.05		0.77
Less distributions from:
Net realized gains	(0.03)		(0.09)		(0.29)		—
Total distributions	(0.03)		(0.09)		(0.29)		—
Net asset value, end of period	$9.79		$10.66		$10.53		$10.77
Total return (3)	(7.94)%		2.20%		0.32%		7.70	% (6)
Net assets, at end of period (000s)	$4,246		$8,229		$16,043		$10,415
Ratio of gross expenses to average net assets (4)(5)	3.02	% (11)	3.46	% (10)	3.34	% (9)	3.81	% (7)(8)
Ratio of net expenses to average net assets (5)	2.61	% (11)	3.00	% (10)	3.06	% (9)	2.66	% (8)
Ratio of net investment loss to average net assets (5)	(1.03	)% (11)	(0.91	)% (10)	(1.52	)% (9)	(1.83	)% (8)
Portfolio Turnover Rate	0	% (5)	0%		0%		0	% (6)

(1)	The Princeton Premium Fund Class A shares commenced operations on November 16, 2016.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions. Had the advisor not waived a portion of its fees, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(5)	Annualized for periods less than one full year.

(6)	Not annualized.

(7)	As the Fund commenced operations on November 16, 2016 and share classes were funded at various levels over the period, the ratio presented was adjusted from actual to more closely represent the expected expense level for the class provided in the Fund’s prospectus.

(8)	Includes 0.45% for the period ended September 30, 2017 attributed to margin expense on short sales, which are not subject to waiver by the advisor.

(9)	Includes 0.86% for the year ended September 30, 2018 attributed to margin expense on short sales, which are not subject to waiver by the advisor.

(10)	Includes 0.80% for the year ended September 30, 2019 attributed to margin expense on short sales, which are not subject to waiver by the advisor.

(11)	Includes 0.41% for the six months ended March 31, 2020 attributed to margin expense on short sales, which are not subject to waiver by the advisor.

See accompanying notes to financial statements.

Princeton Premium Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended
	March 31, 2020		Year Ended		Year Ended		Period Ended
Class I	(Unaudited)		September 30, 2019		September 30, 2018		September 30, 2017 (1)
Net asset value, beginning of period	$10.74		$10.58		$10.79		$10.00
Activity from investment operations:
Net investment loss (2)	(0.04)		(0.06)		(0.13)		(0.14)
Net realized and unrealized gain (loss) on investments and options written	(0.80)		0.31		0.21		0.93
Total from investment operations	(0.84)		0.25		0.08		0.79
Less distributions from:
Net realized gains	(0.03)		(0.09)		(0.29)		—
Total distributions	(0.03)		(0.09)		(0.29)		—
Net asset value, end of period	$9.87		$10.74		$10.58		$10.79
Total return (3)	(7.88)%		2.48%		0.69%		7.90	% (6)
Net assets, at end of period (000s)	$34,098		$39,722		$58,683		$36,264
Ratio of gross expenses to average net assets (4)(5)	2.77	% (10)	3.21	% (9)	3.09	% (8)	3.56	% (7)
Ratio of net expenses to average net assets (5)	2.36	% (10)	2.75	% (9)	2.81	% (8)	2.40	% (7)
Ratio of net investment loss to average net assets (5)	(0.80	)% (10)	(0.57	)% (9)	(1.28	)% (8)	(1.50	)% (7)
Portfolio Turnover Rate	0	% (5)	0%		0%		0	% (6)

(1)	The Princeton Premium Fund Class I shares commenced operations on November 16, 2016.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions. Had the Advisor not waived a portion of its fees, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(5)	Annualized for periods less than one full year.

(6)	Not annualized.

(7)	Includes 0.45% for the period ended September 30, 2017 attributed to margin expense on short sales, which are not subject to waiver by the advisor.

(8)	Includes 0.86% for the year ended September 30, 2018 attributed to margin expense on short sales, which are not subject to waiver by the advisor.

(9)	Includes 0.80% for the year ended September 30, 2019 attributed to margin expense on short sales, which are not subject to waiver by the advisor.

(10)	Includes 0.41% for the six months ended March 31, 2020 attributed to margin expense on short sales, which are not subject to waiver by the advisor.

See accompanying notes to financial statements.

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
March 31, 2020

1.	ORGANIZATION

The Princeton Premium Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is to seek capital appreciation and income. The Fund commenced operations on November 16, 2016.

The Fund currently offers Class A and Class I shares. Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%, which may be waived at the Advisor’s discretion. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standard

Update (“ASU”) 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2020

holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor and/or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor and/or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor and/or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2020

of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Options Transactions – When the Fund writes a call or put option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. When the Fund purchases or sells an option, an amount equal to the premium paid or received by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. The Fund purchases and sells call and put options on the S&P 500 Index, utilizing a premium collection strategy that implements a call spread and a put spread on the same option contract. For example, the Fund will sell a call option and put option and buy back the same call option and put option at a different price, thereby creating a defined risk trade. The difference is referred to as a “spread.” The Fund’s call spreads and put spreads each utilize the S&P 500 Index contracts, same maturity date, and same number of contracts, but the options are at different strike prices. When the option expiration date arrives, if all options are out-of-the-money, they expire worthless and the Fund will retain the cash collected when opening the position, net of any cash (premium) paid to purchase the call and put positions. This type of option strategy is sometimes referred to as an “Iron Condor.” The value of the derivative instruments outstanding as of March 31, 2020, as disclosed in the Portfolio of Investments and the amount of unrealized gains and losses on derivative instruments during the year as disclosed above serve as an indicator of the volume of derivative activity for the Fund.

For the six months ended March 31, 2020, the net change in unrealized appreciation on option purchased contracts was $110,715 and the net change in unrealized depreciation on options written contracts was $156,646. For the six months ended March 31, 2020, the Fund had realized loss of $1,556,145 on options purchased contracts and realized loss of $1,596,163 from option written contracts, as disclosed on the Statement of Operations.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2020

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available. Investments valued using net asset value as a practical expedient are excluded from the fair value hierarchy.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2020 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
U.S. Government Obligations	$—	$27,298,764	$—	$27,298,764
Purchased Put Options	165,212	—	—	165,212
Money Market Fund	10,854,079	—	—	10,854,079
Total	$11,019,291	$27,298,764	$—	$38,318,055

Liabilities *	Level 1	Level 2	Level 3	Total
Written Put Options	$255,338	$—	$—	$255,338
Total	$255,338	$—	$—	$255,338

The Fund did not hold any Level 3 securities during the period.

*	See Portfolio of Investments for industry classification.

In accordance with its investment objectives the Fund may have increased or decreased exposure to one or more of the following risk factors defined below:

Commodity Risk – Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2020

Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk – Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk – Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Market and Geopolitical Risk. – The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.

Options Risk – Options are subject to changes in the underlying securities or index of securities on which such instruments are based. There is no guarantee that the sub-advisor’s Iron Condor options strategy will be effective or that suitable transactions will be available. The Fund’s Iron Condor option strategy’s profit potential is limited to the net premium received when entering the trades. The potential for loss

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2020

is an amount equal to the 1) difference between either the strike price of the long call and the strike price of the short call, or the strike price of the long put and the strike price of the short put, plus 2) any commissions paid. Maximum loss under the Iron Condor option strategy occurs from either the put or the call trade, when the underlying price is greater than or equal to the strike price of the long call or the underlying price is less than or equal to the strike price of the long put. A portion of any option premiums may be treated as short-term capital gains and when distributed to shareholders are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account.

Volatility Risk Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Please refer to the Fund’s prospectus for a full listing of risks associated with these investments.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocation of Income, Expenses, Gains and Losses – Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Trading Costs – Trading costs generally consists of brokerage commissions, brokerage fees, clearing fees, exchange and regulatory fees, and transaction and National Futures Association fees. Fees vary by type of contract for each purchase and sale or sale and purchase (round turn) of futures, options on futures, and forward contracts. Commissions are paid on each individual purchase and sale transaction.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2020

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded, as of or during the year ended September 30, 2019, related to uncertain tax positions taken on tax returns filed for the open 2019-2020 tax years, or expected to be taken in the Fund’s 2020 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Ohio (Nebraska in prior years) and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next six months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the six months ended March 31, 2020 cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $0 and $0, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Princeton Fund Advisors, LLC serves as the Fund’s investment advisor (the “Advisor”). The Advisor has engaged Horse Cove Partners LLC as sub-advisor to the Fund. Effective May 1, 2020, Horse Cove Partners LLC (“Horse Cove”) will no longer serve as sub-advisor to the Fund.

Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.75% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, the Advisor pays Horse Cove Partners LLC a sub-advisory fee, computed and accrued daily and paid monthly which does not impact the financial statements of the Fund. For the six months ended March 31, 2020, the Fund incurred advisory fees of $391,552 of which $50,491 is

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2020

payable at March 31, 2020.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until January 29, 2021, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses); fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses; such as litigation expenses (which may include indemnification of Fund officers and Trustees), and contractual indemnification of Fund service providers (other than the Advisor) do not exceed 2.20% and 1.95% per annum of the Fund’s average daily net assets for Class A, and Class I shares, respectively (the “Expense Limitation”). For the six months ended March 31, 2020 the Advisor waived fees and reimbursed expenses in the amount of $94,903 pursuant to the Waiver Agreement.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than the Expense Limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the Expense Limitation. If Fund Operating Expenses subsequently exceed the Expense Limitation the reimbursements shall be suspended.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

The following amounts are subject to recapture by the Advisor by the following dates:

9/30/2020	9/30/2021	9/30/2022
$188,882	$192,116	$259,091

The Trust, with respect to the Fund’s Class A shares, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares, respectively, and is paid to Northern Lights Distributors, LLC (“NLD” or the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the six months ended March 31, 2020, the Fund’s Class A shares incurred $8,327 in fees under the Plan.

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2020

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class I shares. For the six ended March 31, 2020, the Distributor received $16,658 in underwriting commissions for sales of Class A shares, of which $2,262 was retained by the principal underwriter or other affiliated broker-dealers.

Gemini Fund Services, LLC (“GFS”) – GFS, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and NLCS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended September 30, 2019 and September 30, 2018 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2019	September 30, 2018
Ordinary Income	$—	$423,782
Long-Term Capital Gain	616,083	1,151,728
Return of Capital	235	—
	$616,318	$1,575,510

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2020

As of September 30, 2019, the components of distributable earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(173,686)	$(25,533)	$—	$9,321	$(189,898)

The difference between book basis and tax basis accumulated realized gain/(loss) on security transactions and unrealized appreciation is primarily attributable to the mark-to-market on 1256 option contracts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $173,686.

At September 30, 2019, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total	CLCF Utilized
$10,419	$15,114	$25,533	$—

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses and the reclass of fund distributions, resulted in reclassification for the year ended September 30, 2019 as follows:

Paid
In	Accumulated
Capital	Earnings (Losses)
$(187,854)	$187,854

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a portfolio creates presumption of the control of the portfolio, under section 2(a)(9) of the 1940 Act. As of March 31, 2020, the shareholder listed below held more than 25% of the Fund and may be deemed to control the Fund.

Beneficial Owner	% of Outstanding Shares
Pershing LLC	54%

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2020

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION TAX BASIS

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost	Appreciation	Depreciation	(Depreciation)
$31,710,529	$72,241	$(464,715)	$(392,474)

8.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a significant portion of its assets in the Fidelity Government Money Market, Institutional Class (“FIGXX”). The Fund may redeem its investment in FIGXX at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The Fund’s performance will be directly affected by the performance of FIGXX. The financial statements of FIGXX, including the portfolio of investments, can be found on the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of March 31, 2020, the Fund owns 28.4% of FIGXX.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements other than the following:

Effective May 1, 2020, Horse Cove Partners LLC (“Horse Cove”) will no longer serve as sub-advisor to the Fund.

Princeton Premium Fund
EXPENSE EXAMPLES (Unaudited)
March 31, 2020

As a shareholder of the Princeton Premium Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Princeton Premium Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019 through March 31, 2020

Actual Expenses

The “Actual” table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” table below provides information about hypothetical account values and hypothetical expenses based on the Princeton Premium Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Net Expense Ratio
	Account Value	Account Value	During Period*	During Period **
Actual	10/1/2019	3/31/2020	10/1/2019 - 3/31/2020	10/1/2019 - 3/31/2020
Class A	$1,000.00	$920.60	$12.54	2.61%
Class I	1,000.00	921.20	11.32	2.36%

	Beginning	Ending	Expenses Paid	Net Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period **
(5% return before expenses)	10/1/2019	3/31/2020	10/1/2019 - 3/31/2020	10/1/2019 - 3/31/2020
Class A	$1,000.00	$1,011.94	$13.13	2.61%
Class I	1,000.00	1,013.21	11.87	2.36%

*	“Actual” expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366). “Hypothetical” expense information is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but is multiplied by 183/366 (to reflect the full half-year period).

**	Annualized.

Princeton Premium Income Fund
Additional Information (Unaudited)
March 31, 2020

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the six months ended March 31, 2020, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-868-9501 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-888-868-9501.

INVESTMENT ADVISOR
Princeton Fund Advisors, LLC
1580 Lincoln Street, Suite 680
Denver, CO 80203

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022-3474

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 6/8/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 6/8/20

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 6/8/20